SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	September 24, 2002
(Date of earliest event reported)

Millennium Chemicals Inc. (Exact Name of Registrant as Specified in Charter)

Delaware	1-12091	22-3436215
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Half Mile Road Red Bank, New Jersey 07701	07701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (732)933-5000 (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

On September 24, 2002, William M. Landuyt, the Chairman of the registrant, delivered a speech furnished as Exhibit 99.1 and presented the slides furnished as Exhibit 99.2 at the Credit Suisse First Boston Chemical Conference in New York City.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: September 24, 2002

MILLENNIUM CHEMICALS INC. BY: /s/ C. William Carmean ————————————— C. William Carmean Senior Vice President, General Counsel and Secretary

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